UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

ALEXZA PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Dear Stockholder:

On June 5, 2015, we dismissed Ernst & Young LLP and appointed OUM & Co. LLP (“OUM”) as our independent registered public accounting firm. We are enclosing herewith Amendment No. 1 to our Definitive Proxy Statement that amends Proposal No. 5 to reflect the appointment of OUM and our submission for ratification of OUM by our stockholders, as well as certain technical amendments to reflect the change in our independent registered public accounting firm. For those stockholders who have requested paper copies of our proxy materials, we are also enclosing a new proxy card.

If you have already voted on Proposal No. 5, you may also revoke your original proxy and submit a new proxy by telephone by calling 1-800-652-8683 and following the instructions or via the Internet by going to www.envisionreports.com/ALXA and following the instructions. You may also revoke your proxy by submitting the enclosed proxy card, if one is included, with a date after which your original proxy card or vote was dated.

If you are a stockholder in “street” or “nominee” name, you may revoke your voting instructions and submit new voting instructions by informing the bank, broker or other nominee in accordance with that entity’s procedures for revoking your voting instructions and issuing new instructions. For additional information regarding revoking your proxy, please refer to page 4 of the Definitive Proxy Statement.

IF YOU HAVE ALREADY VOTED YOUR SHARES, REGARDLESS OF HOW YOU HOLD YOUR SHARES, YOU WILL BE REQUIRED TO RESUBMIT YOUR VOTE ON PROPOSAL NO. 5.

If you have not yet submitted your proxy, please follow the original instructions on your Notice of Internet Availability of Proxy Materials or return the enclosed proxy card to submit your vote.

Your vote is important to us. We appreciate your attention to this matter.

By Order of the Board of Directors,

/s/ Mark K. Oki
Senior Vice President, Finance, Chief Financial Officer and Secretary

EXPLANATORY NOTE

On June 5, 2015, the Audit and Ethics Committee of the Board of Directors of Alexza Pharmaceuticals, Inc. (the “Audit and Ethics Committee” and the “Company”, respectively) notified Ernst & Young LLP that they were dismissed as the Company’s independent registered public accounting firm. On June 5, 2015, the Audit and Ethics Committee appointed OUM & Co. LLP (“OUM”) as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2015, effective immediately. The Company plans to file a Current Report on Form 8-K reporting this change no later than Thursday, June 11, 2015.

This Amendment No. 1 to Schedule 14A (“Amendment No. 1”) is being filed to amend Proposal No. 5 in the Company’s definitive proxy statement filed with the SEC on April 30, 2015 (the “Definitive Proxy Statement”) to reflect the submission of the appointment of OUM for ratification by the Company’s stockholders. This Amendment No. 1 amends only those items set forth or described below, and all other items in the Definitive Proxy Statement are incorporated herein by reference without changes.

CHANGES TO DEFINITIVE PROXY STATEMENT

1.	All references to Ernst & Young LLP in the “Notice of Annual Meeting of Stockholders” and “Questions and Answers About these Proxy Materials and Voting” sections of the Definitive Proxy Statement are amended to read “OUM & Co. LLP” or “OUM” as appropriate or unless otherwise noted.

2.	Proposal No. 5 in the Definitive Proxy Statement is amended in its entirety to read as follows:

PROPOSAL NO. 5 – RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit and Ethics Committee has selected OUM to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015. The Company is submitting the Audit and Ethics Committee’s selection of independent registered public accounting firm for ratification by the stockholders at the 2015 Annual Meeting of Stockholders. The Company expects that representatives of OUM will be present at the Annual Meeting, will have an opportunity to make a statement if they wish and will be available to respond to appropriate questions.

Required Vote

Neither the Bylaws nor any other governing document or law requires that the stockholders ratify the selection of OUM as the Company’s independent registered public accounting firm. However, the Company is submitting the selection of OUM to the stockholders for ratification as a matter of good corporate practice. If the stockholders do not ratify the selection, the Audit and Ethics Committee will reconsider whether or not to retain OUM. Even if the selection is ratified, the Audit and Ethics Committee in its discretion may change the appointment at any time during the year if the Audit and Ethics Committee determines that such a change would be in the best interests of Alexza and its stockholders.

If a quorum is present and voting, the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting on the proposal will be required to ratify the appointment of OUM as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

Change in Independent Registered Public Accounting Firm

On June 5, 2015, the Company dismissed Ernst & Young LLP as its independent registered public accounting firm. The Audit and Ethics Committee approved the dismissal of Ernst & Young LLP.

Ernst & Young LLP’s reports on the Company’s financial statements for the years ended December 31, 2014 and 2013, respectively, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the two fiscal years ended December 31, 2014 and 2013, and the subsequent interim period through March 31, 2015, there were no: (1) disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events, except for a material weakness that relates to the Company’s lack of resources in financial reporting roles with the appropriate skills to identify and assess financial accounting and reporting risks and to perform effective review during its financial statement close process.

The material weakness had not been remediated as of May 31, 2015.

Other than as disclosed above, there were no matters that were either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

On June 5, 2015, the Company engaged OUM as its new independent registered public accounting firm to act as the principal accountant to audit the Company’s financial statements. During the fiscal years ended December 31, 2014 and 2013, and the subsequent interim period through March 31, 2015, neither the Company nor anyone on its behalf consulted with OUM regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements and neither a written report nor oral advice was provided to the Company that OUM concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Principal Accountant Fees and Services

In connection with the audit of the 2014 financial statements, the Company entered into an engagement agreement with Ernst & Young LLP that sets forth the terms by which Ernst & Young LLP will perform audit services for the Company. That agreement is subject to alternative dispute resolution procedures.

The following table presents aggregate fees billed for professional audit services rendered by Ernst & Young LLP for the audit of our annual consolidated financial statements for the years ended December 31, 2014 and 2013, and aggregate fees billed for other services rendered by Ernst & Young LLP during those periods.

	2014	2013
Audit fees(1)	$1,388,104	$915,065
Tax fees(2)	33,000	37,500
All other fees	2,000	1,370

Total	$1,423,104	$953,935

(1)	Audit fees consisted of professional services rendered by Ernst & Young LLP for the integrated audits of our annual consolidated financial statements, including the audit of the consolidated financial statements, the audit of internal control over financial reporting, the review of unaudited interim consolidated financial statements included in our quarterly reports on Form 10-Q, and consultation regarding financial accounting and reporting standards billed as audit services, as well as assistance with and review of our Registration Statement filings on Form S-3 and Form S-8 filed with the SEC.

(2)	Tax fees consisted of income tax return preparation fees.

Pre-approval Policies and Procedures

Consistent with SEC policies regarding auditor independence, the Audit and Ethics Committee has responsibility for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit and Ethics Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm.

Prior to engagement of the independent registered public accounting firm for the next year’s audit, management will discuss with the Audit and Ethics Committee the services expected to be rendered by the independent registered public accounting firm during that year for each of four categories of services.

1. Audit services include audit work performed in the preparation of financial statements and internal control over financial reporting, as well as work that generally only the independent registered public accounting firm can reasonably be expected to provide, including consultation regarding the proper application of financial accounting and/or reporting standards.

2. Audit related services are for assurance and related services that are traditionally performed by the independent registered public accounting firm, including due diligence related to mergers and acquisitions and special procedures required to meet certain regulatory requirements.

3. Tax services include all services performed by the independent registered public accounting firm’s tax personnel, except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, tax advice and tax return preparation. The Company retains its independent registered public accounting firm for corporate income tax return preparation.

4. Other services include those associated with services not captured in the other categories. The Company generally does not request such services from the independent registered public accounting firm.

Prior to engagement, the Audit and Ethics Committee pre-approves all audit and permissible non-audit services to be provided by its independent registered public accounting firm.

The Audit and Ethics Committee pre-approved all audit related, tax and other services rendered in 2014 and did not rely on the waiver of pre-approval requirement provided by paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X promulgated under the Exchange Act.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Stockholders to be conducted on June 23, 2015

This Amendment No. 1, the Definitive Proxy Statement, and the Company’s Annual Report to Stockholders on Form 10-K are available at http://www.alexza.com or on the Investor Relations page of Alexza Pharmaceuticals, Inc. website at http://www.alexza.com.

IMPORTANT ANNUAL MEETING INFORMATION Vote by Internet • Go to www.envisionreports.com/ALXA • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Stockholder Meeting Notice Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on Tuesday, June 23, 2015 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at: www.envisionreports.com/ALXA Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. : Step 1: Go to www.envisionreports.com/ALXA to view the materials. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before June 12, 2015 to facilitate timely delivery.

Stockholder Meeting Notice The 2015 Annual Meeting of Stockholders of Alexza Pharmaceuticals, Inc. (the “Company” or “Alexza”) will be held on June 23, 2015 at 11:00 am local time at the offices of the Company, 2091 Stierlin Court, Mountain View, California 94043. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors unanimously recommends a vote FOR all nominees and FOR Items 2 through 5: 1. To elect seven nominees for director, each to serve until the 2016 Annual Meeting of Stockholders and until his or her successor has been elected and qualified. The Company’s Board of Directors (the “Board”) intends to present the following individuals as its nominees for election as directors: Thomas B. King J. Kevin Buchi Deepika R. Pakianathan, Ph.D. J. Leighton Read, M.D. Gordon Ringold, Ph.D. Isaac Stein Joseph L. Turner 2. To approve the Company’s 2015 Equity Incentive Plan; 3. To approve the Company’s 2015 Employee Stock Purchase Plan; 4. To approve the Company’s 2015 Non-Employee Director Stock Award Plan; 5. To ratify the selection by the Audit and Ethics Committee of the Board of Directors of OUM & Co. LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2015; and 6. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof. The Board of Directors has fixed the close of business on April 24, 2014 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Meeting Location: Alexza Pharmaceuticals, Inc. 2091 Stierlin Court Mountain View, CA 94043 Directions to the Annual Meeting may be found at www.alexza.com The following materials are available for you to review online: • the Company’s 2015 Proxy Statement (including all attachments thereto); • the Company’s Annual Report on Form 10-K for the year ended December 31, 2014; and • any amendments to the foregoing materials that are required to be furnished to stockholders. The Proxy Materials for Alexza Pharmaceuticals, Inc. are available to review at: www.envisionreports.com/ALXA Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. g Internet – Go to www.envisionreports.com/ALXA. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. g Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. g Email – Send email to investorvote@computershare.com with “Proxy Materials Alexza Pharmaceuticals, Inc.” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by June 12, 2015.

IMPORTANT ANNUAL MEETING INFORMATION Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 11:59 p.m. Eastern Time, on June 22, 2015. Vote by Internet • Go to www.envisionreports.com/ALXA • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X Annual Meeting Proxy Card IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Items 2 through 5. Election of Directors: - Thomas B. King - J. Leighton Read, M.D. - Joseph L. Turner 02 - J. Kevin Buchi 05 - Gordon Ringold, Ph.D. 03 - Deepika R. Pakianathan, Ph.D. 06 - Isaac Stein To approve the Company’s 2015 Equity Incentive Plan; To approve the Company’s 2015 Non-Employee Director Stock Award Plan; To transact such other business as may properly come before the meeting or any adjournment or postponement thereof. To approve the Company’s 2015 Employee Stock Purchase Plan; To ratify the selection by the Audit and Ethics Committee of the Board of Directors of OUM & Co. LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2015; and For Against Abstain For Withhold B Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The Proxy Statement and the 2014 Annual Report on Form 10-K are available at: www.envisionreports.com/ALXA IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy — ALEXZA PHARMACEUTICALS, INC. Annual Meeting of Stockholders – June 23, 2015 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY The undersigned hereby appoints Thomas B. King and Mark K. Oki, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Alexza Pharmaceuticals, Inc. Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held Tuesday, June 23, 2015 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting. THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” ALL DIRECTOR NOMINEES AND “FOR” ITEMS 2 THROUGH 5. (Continued and to be marked, dated and signed, on the other side)